SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 28, 1999
                (Date of Report, date of earliest event reported)



                                   VALHI, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                        1-5467                      87-0110150
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification
 incorporation)                                                   No.)



               5430 LBJ Freeway, Suite 1700, Dallas, TX 75240-2697 (Address of principal executive offices) (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


Item 5:        Other Events

     On October 28, 1999, the registrant, Valhi, Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit

         Item No.     Exhibit Index
         --------     ------------------------------------------

         99.1         Press release dated October 28, 1999 issued by Valhi, Inc.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALHI, INC.
                                         (Registrant)




                                          By:   /s/ A. Andrew R. Louis
                                                ----------------------------
                                                A. Andrew R. Louis
                                                Secretary




Date:  October 29, 1999